UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2013 (June 26, 2013)

NORTHEAST UTILITIES

(Exact name of registrant as specified in its charter)

Massachusetts	001-5324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Federal Street, Building 111-4 Springfield, Massachusetts	01105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 665-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Other Events

Item 8.01

Other Events.

On June 26, 2013, Northern Pass Transmission LLC, a subsidiary of Northeast Utilities, announced that the new route for the Northern Pass transmission project would be presented at 11:00 a.m. on Thursday, June 27, 2013, at Public Service Company of New Hampshire’s Transmission Construction, Test & Maintenance Facility, 13 Legends Drive, Hooksett, New Hampshire.  A copy of the media release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1

Media release, dated June 26, 2013, issued by Northern Pass Transmission LLC, a subsidiary of Northeast Utilities, announcing a presentation of the new route for the Northern Pass transmission project.

[The remainder of this page left blank intentionally.]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES

(Registrant)

June 26, 2013

By:

    /s/ PHILIP J. LEMBO

Philip J. Lembo

Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1

Media release, dated June 26, 2013, issued by Northern Pass Transmission LLC, a subsidiary of Northeast Utilities, announcing a presentation of the new route for the Northern Pass transmission project.